Exhibit (s)(a)


                                POWER OF ATTORNEY

     We, the undersigned officers and Trustees of EV Classic Senior Floating-Rate Fund, a Massachusetts business trust, do hereby severally constitute and appoint Alan R. Dynner, Thomas E. Faust Jr., James B. Hawkes and James L. O'Connor, or any of them, to be true, sufficient and lawful attorneys, or attorney for each of us, to sign for each of us, in the name of each of us in the capacities indicated below, any Registration Statement and any and all amendments (including post-effective amendments) to a Registration Statement filed by EV Classic Senior Floating-Rate Fund with the Securities and Exchange Commission in respect of shares of beneficial interest and other documents and papers relating thereto.

     IN WITNESS WHEREOF we have hereunto set our hands on the dates set opposite our respective signatures.


     Signature                          Title                         Date
     ---------                          -----                         ----

/s/ Scott H. Page              President and Principal            July 1, 2003
--------------------------        Executive Officer
Scott H. Page


/s/ Barbara E. Campbell        Treasurer and Principal            July 1, 2003
--------------------------     Financial and Accounting
Barbara E. Campbell                    Officer


/s/ Jessica M. Bibliowicz              Trustee                    July 1, 2003
--------------------------
Jessica M. Bibliowicz


/s/ James B. Hawkes                    Trustee                    July 1, 2003
--------------------------
James B. Hawkes


/s/ Samuel L. Hayes, III               Trustee                    July 1, 2003
--------------------------
Samuel L. Hayes, III


/s/ William H. Park                    Trustee                    July 1, 2003
--------------------------
William H. Park


/s/ Ronald A. Pearlman                 Trustee                    July 1, 2003
--------------------------
Ronald A. Pearlman


/s/ Norton H. Reamer                   Trustee                    July 1, 2003
--------------------------
Norton H. Reamer


/s/ Lynn A. Stout                      Trustee                    July 1, 2003
----------------------
Lynn A. Stout